Exhibit No. 99.1


                      MIKRON INFRARED, INC. REPORTS RECORD
           SECOND QUARTER AND FIRST HALF RESULTS FOR FISCAL YEAR 2006

      Mikron Posts Record Sales and Operating Income for the Three and Six
                          Months Ended April 30, 2006.

Mikron Infrared, Inc. (NASD: MIKR) announced its financial results for the first six months and second quarter of its fiscal year ending October 31, 2006.

Mikron's three and six month sales and operating income were records for the company. Sales of $9,259,787 for the second quarter of fiscal 2006 were 22% higher than the $7,599,721 of sales achieved during the same quarter in fiscal 2005. Operating income increased by 54% to $1,575,839 in the second quarter of fiscal 2006, from $1,021,786 in the second quarter of fiscal 2005.

Mikron's six month sales were $17,602,788 for fiscal year 2006 compared to $14,963,138 for same period in fiscal year 2005, for a comparative 18% increase. The company posted a 39% increase in operating income to $2,904,098 for the first six months of fiscal year 2006, compared to $2,093,557 for the comparable period in fiscal 2005.

Both basic and fully diluted earnings per share were $0.17 for the second quarter of fiscal 2006, compared to $0.10 in the second quarter of fiscal 2005. Basic and fully diluted earning per share were $0.31 for the first six months in fiscal year 2006, compared to $0.22 for the comparable period in fiscal 2005.

Gerry Posner, Mikron's President, commented that: "I am pleased with our second quarter performance which showed sustained strong sales and operating profit performance. Mikron's North American operations, which are experiencing an upward trend, outperformed the solid second quarter results of Mikron's European unit. This resulted in the significant increase over the comparable quarter last year in sales and operating income.

Dennis Stoneman, Mikron's Executive Vice President said: "We have seen an increase in interest in our thermal imaging cameras, especially our newly introduced TH7800 and the TH7500 cameras. These camera have allowed us to stay competitive in the thermal imaging niche while increasing our sales."

Paul Kohmescher, Mikron's Chief Financial Officer stated: "Mikron has continued to retire its long-term debt, reducing it by over $750,000 in the second quarter, and by more than $1,300,000 during the first half of fiscal 2006. Our strong cash position allowed us to acquire Kleiber GmbH on May 01, 2006 while, at the same time, we paid off all remaining debt related to the acquisition of IMPAC that we made three and a half years ago. The payment schedule we negotiated with the principals of Kleiber has enabled us to pay the approximately $330,000 purchase price without utilizing any bank financing."

ABOUT MIKRON INFRARED, INC.

Mikron Infrared, Inc., founded in 1969, is a developer, manufacturer and marketer of infrared non-contact temperature measurement devices, temperature sensors, calibration sources and thermal imaging systems. Its executive offices and manufacturing facilities are located at 16 Thornton Road, Oakland, NJ (Tel. No. 201-405-0900).

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



Consolidated statements of operations


---------------------------------------- ------------------ -------------------- ---------------- --------------------
                                          3 MONTHS ENDED      3 MONTHS ENDED     6 MONTHS ENDED     6 MONTHS ENDED
                                             APRIL 30,           APRIL 30,          APRIL 30,           APRIL 30,
                                               2006                2005              2006                2005
---------------------------------------- ------------------ -------------------- ---------------- --------------------
Revenues:
---------------------------------------- ------------------ -------------------- ---------------- --------------------
   Net Sales                                     9,259,787           $7,599,721      $17,602,788          $14,963,138
                                                 ---------           ----------      -----------          -----------
---------------------------------------- ------------------ -------------------- ---------------- --------------------
Costs and Expenses
---------------------------------------- ------------------ -------------------- ---------------- --------------------
   Cost of goods sold                            4,245,159            3,460,325        8,012,920            6,817,656
---------------------------------------- ------------------ -------------------- ---------------- --------------------
   Selling, General and Administrative           2,834,666            2,497,904        5,483,325            4,841,569
---------------------------------------- ------------------ -------------------- ---------------- --------------------
   Research, Development And
Engineering                                        604,123              619,706        1,202,445            1,210,356
                                                   -------              -------        ---------            ---------
---------------------------------------- ------------------ -------------------- ---------------- --------------------
Total Costs and Expenses                         7,683,948            6,577,935       14,698,690           12,869,581
                                                 ---------            ---------       ----------           ----------
---------------------------------------- ------------------ -------------------- ---------------- --------------------
Income from Operations                           1,575,839            1,021,786        2,904,098            2,093,557
---------------------------------------- ------------------ -------------------- ---------------- --------------------
Other Income (Expense):
---------------------------------------- ------------------ -------------------- ---------------- --------------------
   Interest (Net)                                 (10,313)             (66,764)         (31,374)            (135,310)
---------------------------------------- ------------------ -------------------- ---------------- --------------------
   Other (Expense) Income, net                       4,057                7,444            2,687               16,227
                                                     -----                -----            -----               ------
---------------------------------------- ------------------ -------------------- ---------------- --------------------
Net Income Before Income Taxes                   1,569,583              962,466        2,875,411            1,974,474
---------------------------------------- ------------------ -------------------- ---------------- --------------------
   Income Tax Provision                          (600,408)            (391,992)      (1,123,654)            (791,527)
                                                 ---------            ---------      -----------            ---------
---------------------------------------- ------------------ -------------------- ---------------- --------------------
Net Income                                         969,175              570,474        1,751,757            1,182,947
                                                   =======              =======        =========            =========
---------------------------------------- ------------------ -------------------- ---------------- --------------------
Net Income per Share-Basic                           $0.17                $0.10            $0.31                $0.22
                                                     =====                =====            =====                =====
---------------------------------------- ------------------ -------------------- ---------------- --------------------
Weighted Average Number of Shares-Basic          5,588,556            5,449,170        5,588,556            5,369,237
                                                 =========            =========        =========            =========
---------------------------------------- ------------------ -------------------- ---------------- --------------------
Net Income per Share-Diluted                         $0.17                $0.10            $0.31                $0.22
                                                     =====                =====            =====                =====
---------------------------------------- ------------------ -------------------- ---------------- --------------------
Weighted Average Number of                       5,596,980            5,457,869        5,596,980            5,377,936
                                                 =========            =========        =========            =========
Shares-Diluted
---------------------------------------- ------------------ -------------------- ---------------- --------------------


FORWARD-LOOKING STATEMENTS

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements include but are not limited to statements regarding our business strategy, marketing assumptions, product development, plans concerning the commercialization of products, risks associated with demand for and market acceptance of existing and newly developed products as to which we have made significant investments, general economic and industry conditions; competitive products and pricing pressures and increased pricing pressures from our customers. Such statements are not guarantees of future performance. They are subject to certain risks, uncertainties and assumptions that are difficult to predict, and that could cause actual results to differ materially from those included in the forward-looking statements. Factors that could affect the company's actual results include, but are not limited to, the risks discussed in the company's Quarterly Report on Form 10-Q for the quarter ended April 30, 2006. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The company undertakes no obligation to update publicly any forward-looking statements to reflect the occurrence of unanticipated events.

Contact:      Mikron Infrared, Inc    Paul Kohmescher  201/405-0900




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